________________________________________________________________________________


                               HRSI FUNDING, INC.,

                            HOUSEHOLD BANK (SB), N.A.

                                       and

                    HOUSEHOLD RECEIVABLES ACQUISITION COMPANY

                         RECEIVABLES PURCHASE AGREEMENT

                            Dated as of _______, 2001

________________________________________________________________________________

                               TABLE OF CONTENTS

                                                                                         Page
                                                                                         ----

ARTICLE I DEFINITIONS 1

  Section 1.01.  Definitions............................................................   1
  Section 1.02.  Other Definitional Provisions..........................................   3

ARTICLE II PURCHASE AND CONVEYANCE OF RECEIVABLES.......................................   4

  Section 2.01.  Purchase...............................................................   4

ARTICLE III CONSIDERATION AND PAYMENT...................................................   5

  Section 3.01.  Purchase Price.........................................................   5

ARTICLE IV REPRESENTATIONS AND WARRANTIES...............................................   6

  Section 4.01.  Representations and Warranties of the Bank Relating to the Bank........   6
  Section 4.02.  Representations and Warranties of the Bank Relating to the Agreement
                 and the Receivables....................................................   7
  Section 4.03.  Representations and Warranties of HRAC.................................   8
  Section 4.04.  Representations and Warranties of HRSIFI...............................   9
  Section 4.05.  Representations and Warranties of HRSIFI Relating to the Agreement
                 and the Receivables....................................................  10

ARTICLE V COVENANTS.....................................................................  11

  Section 5.01.  Covenants of HRSIFI....................................................  11

ARTICLE VI REPURCHASE OBLIGATION........................................................  11

  Section 6.01.  Reassignment of Ineligible Receivables.................................  11
  Section 6.02.  Reassignment of Trust Portfolio........................................  12

ARTICLE VII CONDITIONS PRECEDENT........................................................  12

  Section 7.01.  Conditions to HRAC's Obligations Regarding Initial Receivables.........  12
  Section 7.02.  Conditions Precedent to the HRSIFI's Obligations.......................  13

ARTICLE VIII TERM AND PURCHASE TERMINATION..............................................  13

  Section 8.01.  Term...................................................................  14

ARTICLE IX MISCELLANEOUS PROVISIONS.....................................................  14

  Section 9.01.  Amendment..............................................................  14
  Section 9.02.  Governing Law..........................................................  14
  Section 9.03.  Notices................................................................  14
  Section 9.04.  Severability of Provisions.............................................  15
  Section 9.05.  Assignment.............................................................  15

                                                                                         Page
                                                                                         ----
  Section 9.06.  Acknowledgement and Agreement of the Bank and HRSIFI.................    15
  Section 9.07.  Further Assurances...................................................    16
  Section 9.08.  No Waiver; Cumulative Remedies.......................................    16
  Section 9.09.  Counterparts.........................................................    16
  Section 9.10.  Binding; Third-Party Beneficiaries...................................    16
  Section 9.11.  Merger and Integration...............................................    16
  Section 9.12.  Headings.............................................................    16
  Section 9.13.  Schedules and Exhibits...............................................    16
  Section 9.14.  Survival of Representations and Warranties...........................    16
  Section 9.15.  Nonpetition Covenant.................................................    17

EXHIBIT A.............................................................................

FORM OF SUPPLEMENTAL CONVEYANCE.......................................................

Schedule I............................................................................   I-1

LIST OF ACCOUNTS......................................................................   I-1

     RECEIVABLES PURCHASE AGREEMENT, dated as of ________, 2001 by and among HRSI FUNDING, INC., a Nevada Corporation ("HRSIFI"), HOUSEHOLD RECEIVABLES ACQUISITION COMPANY, a Delaware corporation ("HRAC"), and HOUSEHOLD BANK
(SB), N.A., a national banking association (the "Bank").

                              W I T N E S S E T H:

     WHEREAS, HRAC desires to purchase, certain Receivables (hereinafter defined) owned by HRSIFI which arose under certain revolving credit accounts owned by the Bank;

     WHEREAS, HRSIFI desires to sell and assign such Receivables to HRAC upon the terms and conditions hereinafter set forth;

     WHEREAS, it is contemplated that the Receivables purchased hereunder will be transferred by HRAC to HRSI Funding, Inc. II then to the Trust (hereinafter defined) in connection with the issuance of certain Securities (hereinafter defined);

     WHEREAS, the Bank agrees that all representations, warranties, and agreements made by the Bank herein with respect to the Accounts (hereinafter defined) and Receivables shall also be for the benefit of HRSI Funding, Inc. II, the Owner Trustee (hereinafter defined), the Indenture Trustee (hereinafter defined) and all beneficiaries of the Trust, including the holders of the Securities; and

     WHEREAS, HRSIFI agrees that all representations, warranties, covenants, and agreements made by HRSIFI herein with respect to Receivables shall also be for the benefit of HRSI Funding, Inc. II, the Owner Trustee (hereinafter defined), the Indenture Trustee (hereinafter defined) and all beneficiaries of the Trust, including the holders of the Securities.

     NOW, THEREFORE, it is hereby agreed by and among HRSIFI, HRAC and the Bank as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.01. Definitions. All capitalized terms used herein or in any certificate, document, or Conveyance Paper made or delivered pursuant hereto, and not defined herein or therein, shall have the meaning ascribed thereto in the Transfer and Servicing Agreement; in addition, the following words and phrases shall have the following meanings:

     "Account" shall mean (a) each Initial Account, and (b) each account into which an Account shall be transferred (a "Transferred Account") provided that
(i) such transfer was made in accordance with the Credit Guidelines and (ii) such account can be traced or identified as an account into which an Account has been transferred, but shall exclude (x) any Account that after the Removal Date, the Receivables in which shall not be assigned to HRAC hereunder, (y) the right, title and interest of HRAC in the Receivables in which are assigned to the Bank pursuant to Section 6.01 or (z) the right, title and interest of the Trust in the Receivables in which are assigned and transferred to the Servicer pursuant to Section 3.03 of the Transfer and Servicing Agreement.

     "Account Owner" shall mean HRSIFI, the Bank, or any entity which is the issuer of the revolving credit relating to an Account pursuant to a Credit Agreement and/or a seller of Receivables to HRAC.

     "Agreement" shall mean this Receivables Purchase Agreement and all amendments hereof and supplements hereto.

     "Bank" shall mean Household Bank (SB), N.A., a nationally chartered bank, and its successors and permitted assigns.

     "Closing Date" shall mean _________, 2001.

     "Company" shall mean HRSI Funding, Inc. II, a Delaware corporation, and its permitted successors and assigns.

     "Conveyance" shall have the meaning specified in subsection 2.01(a).

     "Debtor Relief Laws" shall mean (a) the Bankruptcy Code of the United States of America and (b) all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, readjustment of debt, marshalling of assets or similar debtor relief laws of the United States, any state or any foreign country from time to time in effect affecting the rights of creditors generally.

     "Eligible Receivable" shall have the meaning set forth in the Transfer and Servicing Agreement, except that HRSIFI shall be substituted for each occurrence of "the Transferor," "HRAC" shall be substituted for each occurrence of "the Owner Trustee," and all references to the Notes shall be ignored.

     "Finance Charge and Administrative Receivables" shall mean all Receivables in the Accounts which would be treated as "Finance Charge and Administrative Receivables" in accordance with the definition for such term in the Transfer and Servicing Agreement.

     "HRAC" shall mean Household Receivables Acquisition Company, a Delaware corporation, and its successors and permitted assigns.

     "HRSIFI" shall mean HRSI Funding, Inc., a Nevada corporation, and its successors and permitted assigns.

     "Indenture" shall mean the Master Indenture between the Trust and U.S. Bank National Association, as Indenture Trustee, dated as of ________, 2001 as supplemented by Indenture Supplements applicable to any Series that may be issued from time to time.

     "Indenture Supplement" shall mean the indenture supplement pursuant to which a Series is issued.

     "Indenture Trustee" shall mean U.S. Bank National Association in its capacity as indenture trustee, or any successor indenture trustee.

     "Initial Account" shall mean each Account included in the computer file delivered to the Indenture Trustee as of the Closing Date.

     "Insolvency Event" shall have the meaning specified in Section 8.02.

     "Obligor" shall mean, with respect to each Account, each person that would be treated as an "Obligor" in accordance with the definition for such term in the Transfer and Servicing Agreement.

     "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation the institution executing the Trust Agreement as and acting in the capacity of Owner Trustee thereunder, or its successor in interest, or any successor trustee appointed as provided in the Trust Agreement.

     "Principal Receivables" shall mean all Receivables other than Finance Charge and Administrative Receivables.

     "Purchase Price" shall have the meaning set forth in Section 3.01.

     "Purchased Assets" shall have the meaning set forth in Section 2.01.

     "Receivables" shall mean all amounts shown on HRSIFI's records as amounts payable by Obligors on any Account from time to time, including amounts payable for Principal Receivables and Finance Charge and Administrative Receivables.

     "Securities" shall mean any one of the Notes (as such term is defined in the Indenture) or the Transferor Certificates.

     "Transfer and Servicing Agreement" shall mean the Transfer and Servicing Agreement, dated as of _______, 2001 among Household Finance Corporation, as Servicer, the Company, as Transferor, and the Owner Trustee on behalf of the Trust, and all amendments and supplements thereto.

     "Trust" shall mean the Household Private Label Credit Card Master Note Trust I, acting by and through Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

     "Trust Agreement" shall mean the Household Private Label Credit Card Master Note Trust I Trust Agreement, dated as of _____, 2001 between the Company, as Transferor, and the Owner Trustee on behalf of the Trust.

     "Trust Collateral" shall have the meaning set forth in Section 2.01.

     Section 1.02.  Other Definitional Provisions.

     All terms defined in this Agreement shall have the defined meanings when used in any certificate, other document, or Conveyance Paper made or delivered pursuant hereto unless otherwise defined therein.

     The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement or any Conveyance Paper shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified.

     All determinations of the principal or finance charge balance of Receivables, and of any collections thereof, shall be made in accordance with the Transfer and Servicing Agreement and the Indenture.

     All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Indenture or the Transfer and Servicing Agreement.

                                   ARTICLE II

                     PURCHASE AND CONVEYANCE OF RECEIVABLES

     Section 2.01.  Purchase.

     (a) By execution of this Agreement, HRSIFI does hereby sell, transfer, assign, set over and otherwise convey to HRAC (collectively, the "Conveyance"), without recourse except as provided herein, all its right, title and interest in, to and under the Receivables existing at the close of business on the Closing Date in the Initial Accounts, all Recoveries with respect to such Accounts, all monies due or to become due and all amounts received or receivable with respect thereto, and all proceeds (including, without limitation, "proceeds" as defined in the UCC) thereof (the "Purchased Assets").

     (b) In connection with such Conveyance, HRSIFI agrees (i) to record and file, at its own expense, any financing statements (and continuation statements with respect to such financing statements when applicable) with respect to the Receivables existing at the close of business on the Closing Date in the Initial Accounts, meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect, and maintain perfection of, the Conveyance of such Receivables from HRSIFI to HRAC, (ii) that such financing statements shall name HRSIFI, as seller, and HRAC, as purchaser, of the Receivables and (iii) to deliver a file-stamped copy of such financing statements or other evidence of such filings (excluding such continuation statements, which shall be delivered as filed) to HRAC as soon as is practicable after filing.

     (c) In connection with each such Conveyance, HRSIFI further agrees that it will, at its own expense, (i) on or prior to the Closing Date, indicate in its computer files that, Receivables created in connection with the Initial Accounts have been conveyed to HRAC in accordance with this Agreement and have been conveyed by HRAC to the Company in accordance with the Receivables Purchase Agreement by and between HRAC and the Company and have been conveyed by the Company to the Trust pursuant to the Transfer and Servicing Agreement and have been pledged by the Trust to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders by including in such computer files the code that identifies each such Account and (ii) on or prior to the Closing Date, to deliver to HRAC, or its designee, a computer file or microfiche list containing a true and complete list of all such Accounts specifying for each such Account, as of the Closing Date, (1) its account number, (2) the aggregate amount outstanding in such Account and (3) the aggregate amount of Principal Receivables in such Account. Each such computer file or microfiche list, as supplemented from time to time to reflect Removed Accounts, shall be marked as Schedule I to this Agreement, shall be delivered to HRAC, or its designee, and is hereby incorporated into and made a part of this Agreement. HRSIFI further agrees not to alter the code referenced in clause (i) of this paragraph with respect to any Account during the term of this Agreement unless and until such Account becomes a Removed Account.

     (d) The parties hereto intend that the conveyance of HRSIFI's right, title and interest in and to the Purchased Assets shall constitute an absolute sale, conveying good title free and clear of any liens, claims, encumbrances or rights of others from HRSIFI to HRAC and that the Purchased Assets shall not be part of HRSIFI's estate in the event of the bankruptcy of HRSIFI. It is the intention of the parties hereto that the arrangements with respect to the Purchased Assets shall constitute a purchase and sale of such Purchased Assets and not a loan or a borrowing secured by such Purchased Assets. In the event, however, that it were to be determined that the transactions evidenced hereby constitute a loan and not a purchase and sale, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law, and that HRSIFI shall be deemed to have granted and does hereby grant to HRAC a first priority perfected security interest in all of HRSIFI's right, title and interest, whether now owned or hereafter acquired, in, to and under the Receivables and other Purchased Assets to secure the obligations of HRSIFI hereunder.

     (e) To the extent that HRSIFI retains any interest in the Purchased Assets, HRSIFI hereby grants to the Indenture Trustee for the benefit of the Noteholders a security interest in all of HRSIFI's right, title, and interest, whether now owned or hereafter acquired, in, to, and under the Receivables and other Purchased Assets that are intended to be pledged to the Indenture Trustee pursuant to the Indenture (collectively, the "Trust Collateral"), to secure the performance of all of the obligations of HRSIFI under this Agreement and any other agreement or document related to the Transfer and Servicing Agreement or the Indenture. With respect to the Trust Collateral, the Indenture Trustee shall have all of the rights that it has under the Transfer and Servicing Agreement and the Indenture and all of the rights of a secured creditor under the UCC.

                                  ARTICLE III

                           CONSIDERATION AND PAYMENT

     Section 3.01.  Purchase Price.

     (a) The "Purchase Price" for the Receivables in the Initial Accounts and the related Purchased Assets conveyed to HRAC under this Agreement shall be payable on the Closing Date and shall be an amount equal to 100% of the aggregate balance of Principal Receivables in those Accounts as of the Closing Date, plus the present value of anticipated excess spread, computed by taking into account factors such as historical losses, servicing fees, delinquencies and paydown rates, yield and such other factors as HRSIFI and HRAC mutually agree (and discounted to take into account any uncertainty as to future performance matching historical performances) will result in a Purchase Price determined to be the fair market value of such Purchased Assets. This computation of initial purchase price shall assume no reinvestment in new Receivables.

     (b) The Purchase Price to be paid by HRAC on the Closing Date shall be paid in cash (including netting against other payments).

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

     Section 4.01. Representations and Warranties of the Bank Relating to the Bank. The Bank hereby represents and warrants to, and agrees with, HRAC as of the Closing Date that:

     (a) Organization and Good Standing. The Bank is a national bank duly organized and validly existing in good standing under the laws of the United States and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

     (b) Due Qualification. The Bank is duly qualified to do business and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would
(i) render any Credit Agreement relating to an Account or any Receivable unenforceable by the Bank, HRAC, the Company or the Owner Trustee on behalf of the Trust and (ii) have a material adverse effect on the Noteholders.

     (c) Due Authorization. The execution, delivery and performance of this Agreement and any other document or instrument delivered pursuant hereto, and the consummation of the transactions provided for in this Agreement have been duly authorized by the Bank by all necessary corporate action on the part of the Bank.

     (d) No Conflict. The execution and delivery of this Agreement by the Bank, the performance of the transactions contemplated by this Agreement, and the fulfillment of the terms of this Agreement will not conflict with, violate or result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Bank is a party or by which it or any of its properties are bound.

     (e) No Violation. The execution, delivery and performance of this Agreement by the Bank and the fulfillment of the terms contemplated herein and therein applicable to the Bank will not conflict with or violate any Requirements of Law applicable to the Bank.

     (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Bank, threatened against the Bank, before any Governmental Authority (i) asserting the invalidity of this Agreement,
(ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in the reasonable judgment of the Bank, would materially and adversely affect the performance by the Bank of its obligations under this Agreement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or (v) seeking to affect adversely the income tax attributes of the Trust under the United States Federal or Delaware income tax systems.

     (g) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Bank in connection with the execution and delivery by the Bank of this Agreement and the performance of the transactions contemplated by this Agreement by the Bank have been duly obtained, effected or given and are in full force and effect.

     The representations and warranties set forth in this Section 4.01 shall survive the transfer and assignment of the Receivables to HRAC. Upon discovery by the Bank or HRAC of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give written notice to the other party, the Company, the Owner Trustee and the Indenture Trustee within three Business Days following such discovery.

     Section 4.02. Representations and Warranties of the Bank Relating to the Agreement and the Receivables.

     (a) Representations and Warranties. The Bank hereby represents and warrants to HRAC as of the date of this Agreement and as of the Closing Date that:

          (i) this Agreement constitutes a legal, valid and binding obligation of the Bank enforceable against the Bank in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

          (ii)   as of the Closing Date with respect to Initial Accounts,
     Schedule I to this Agreement, is an accurate and complete listing in all material respects of all the Initial Accounts as of the Closing Date, and the information contained therein with respect to the identity of such Initial Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Closing Date;

          (iii) each Receivable has been conveyed to HRAC free and clear of any Lien;

          (iv) all authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Bank in connection with the conveyance of Receivables to HRAC have been duly obtained, effected or given and are in full force and effect;

          (v) on the Closing Date, each related Initial Account is an Eligible Account;

          (vi) on the Closing Date, each Receivable generated under an Initial Account is an Eligible Receivable; and

          (vii) no selection procedures believed by the Bank to be materially adverse to the interests of HRAC or the Noteholders have been used in selecting such Accounts.

     (b) Notice of Breach. The representations and warranties set forth in this Section 4.02 shall survive the transfer and assignment of the Receivables to HRAC. Upon discovery by any of the Bank, HRSIFI or HRAC of a breach of any of the representations and warranties set forth in this Section 4.02, the party discovering such breach shall give written notice to the other parties, the Company, the Owner Trustee and the Indenture Trustee within three Business Days following such discovery; provided that the failure to give notice within three Business Days does not preclude subsequent notice. The Bank hereby acknowledges that HRAC intends to rely on the representations hereunder in connection with representations made by HRAC to secured parties, assignees or subsequent transferees including but not limited to transfers made by HRAC to the Company pursuant to the Receivables Purchase Agreement, dated _____, 2001, by and between HRAC and the Company, and by the Company to the Trust pursuant to the Transfer and Servicing Agreement and by the Trust to the Indenture Trustee pursuant to the Indenture and that the Company, the Owner Trustee and the Indenture Trustee may enforce such representations directly against the Bank.

     Section 4.03. Representations and Warranties of HRAC. As of the Closing Date, HRAC hereby represents and warrants to, and agrees with, the Bank and HRSIFI that:

     (a) Organization and Good Standing. HRAC is a corporation duly organized and validly existing under the laws of the State of Delaware and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement.

     (b) Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions provided for in this Agreement have been duly authorized by HRAC by all necessary corporate action on the part of HRAC.

     (c) No Conflict. The execution and delivery of this Agreement by HRAC, the performance of the transactions contemplated by this Agreement, and the fulfillment of the terms of this Agreement applicable to HRAC, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which HRAC is a party or by which it or any of its properties are bound.

     (d) No Violation. The execution, delivery and performance of this Agreement by HRAC and the fulfillment of the terms contemplated herein and therein applicable to HRAC will not conflict with or violate any Requirements of Law applicable to HRAC.

     (e) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of HRAC, threatened against HRAC, before any Governmental Authority (i) asserting the invalidity of this Agreement,
(ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in the reasonable judgment of HRAC, would materially and adversely affect the performance by HRAC of its obligations under this Agreement or
(iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement.

     (f) All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by HRAC in connection with the execution and delivery by HRAC of this Agreement and the performance of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

     The representations and warranties set forth in this Section 4.03 shall survive the Conveyance of the Receivables to HRAC. Upon discovery by HRSIFI, HRAC or the Bank of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties, the Owner Trustee and the Indenture Trustee.

     Section 4.04. Representations and Warranties of HRSIFI. As of the Closing Date HRSIFI hereby represents and warrants to, and agrees with, HRAC that:

     (a) Organization and Good Standing. HRSIFI is a corporation duly organized and validly existing under the laws of the State of Nevada and has, in all material respects, full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted and to execute, deliver and perform its obligations under this Agreement.

     (b) Due Authorization. The execution and delivery of this Agreement and the consummation of the transactions provided for in this Agreement have been duly authorized by HRSIFI by all necessary corporate action on the part of HRSIFI.

     (c) No Conflict. The execution and delivery of this Agreement by HRSIFI, the performance of the transactions contemplated by this Agreement, and the fulfillment of the terms of this Agreement applicable to HRSIFI, will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which HRSIFI is a party or by which it or any of its properties are bound.

     (d) No Violation. The execution, delivery and performance of this Agreement by HRSIFI and the fulfillment of the terms contemplated herein and therein applicable to HRSIFI will not conflict with or violate any Requirements of Law applicable to HRSIFI.

     (e) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of HRSIFI, threatened against HRSIFI, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in the reasonable judgment of HRSIFI, would materially and adversely affect the performance by HRSIFI of its obligations under this Agreement or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement.

     All Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by HRSIFI in connection with the execution and delivery by HRSIFI of this Agreement and the performance of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

     The representations and warranties set forth in this Section 4.04 shall survive the Conveyance of the Receivables to HRAC. Upon discovery by HRSIFI, HRAC or the Bank of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the other parties, the Owner Trustee and the Indenture Trustee.

     Section 4.05. Representations and Warranties of HRSIFI Relating to the Agreement and the Receivables. HRSIFI hereby represents and warrants to HRAC as of the date of this Agreement, as of the Closing Date that:

     (a) this Agreement constitutes a valid sale, transfer and assignment to HRAC of all right, title and interest of HRSIFI in the Receivables and the proceeds thereof and the Recoveries payable pursuant to this Agreement;

     (b) this Agreement constitutes a legal, valid and binding obligation of HRSIFI enforceable against HRSIFI, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect or general principles of equity;

     (c) as of the Closing Date with respect to Initial Accounts, Schedule I to this Agreement is an accurate and complete listing in all material respects of all the Accounts as of the Closing Date, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct in all material respects as of the Closing Date;

     (d)  each Receivable has been conveyed to HRAC free and clear of any Lien;

     (e) all authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by HRSIFI in connection with the conveyance of Receivables to HRAC have been duly obtained, effected or given and are in full force and effect;

     (f)  on the Closing Date, each related Initial Account is an Eligible
Account;

     (g) on the Closing Date, each Receivable generated under an Initial Account is an Eligible Receivable; and

     (h) no selection procedures believed by HRSIFI to be materially adverse to the interests of HRAC or the Noteholders have been used in selecting such Accounts.

                                   ARTICLE V

                                   COVENANTS

     Section 5.01. Covenants of HRSIFI. HRSIFI hereby covenants and agrees with HRAC as follows:

     (a) Security Interests. Except for the conveyances hereunder, HRSIFI will not sell, pledge, assign or transfer to any other Person, or take any other action inconsistent with HRAC's ownership of the Receivables or grant, create, incur, assume or suffer to exist any Lien (arising through or under HRSIFI) on, any Receivable, whether now existing or hereafter created, or any interest therein, and HRSIFI shall not claim any ownership interest in the Receivables and shall defend the right, title and interest of HRAC in, to and under the Receivables, whether now existing or hereafter created, against all claims of third parties claiming through or under HRSIFI.

     (b) Delivery of Collections or Recoveries. In the event that HRSIFI receives Collections or Recoveries, HRSIFI agrees to pay to HRAC (or to the Servicer if HRAC so directs) all such Collections and Recoveries as soon as practicable after receipt thereof.

     (c) Documentation of Transfer. HRSIFI shall undertake to file the documents which would be necessary to perfect and maintain the transfer of the Purchased Assets to HRAC.

                                   ARTICLE VI

                             REPURCHASE OBLIGATION

     Section 6.01.  Reassignment of Ineligible Receivables.

     (a)  In the event any representation or warranty under Section 4.02(a)(ii),
(iii), (iv), (v), (vi) or (vii) is not true and correct in any material respect as of the date specified therein with respect to any Receivable or the related Account and as a result of such breach HRAC is required to accept reassignment of Ineligible Receivables previously sold by HRSIFI to HRAC pursuant to Section 6.01(b) of the Receivables Purchase Agreement between HRAC and the Company, the Bank shall accept reassignment of HRAC's interest in such Ineligible Receivables on the terms and conditions set forth in Section 6.01(b) of this Agreement.

     (b) The Bank shall accept reassignment from HRAC of any Ineligible Receivables previously sold by HRSIFI to HRAC on the date on which such reassignment obligation arises, and shall pay for such reassigned Ineligible Receivables by paying to HRAC, not later than 3:00 p.m., New York City time on such date, an amount equal to the unpaid principal balance of such Ineligible Receivables plus accrued and unpaid finance charges at the annual percentage rate applicable to such Receivables from the last date billed through the end of the Due Period in which such reassignment obligation arises. Upon reassignment of such Ineligible Receivables, HRAC shall automatically and without further action be deemed to sell, transfer, assign, set-over and otherwise convey to the Bank, without recourse, representation or warranty, all the right, title and interest of HRAC in and to such Ineligible Receivables, all Recoveries related thereto, all monies and amounts due or to become due with respect thereto and all proceeds thereof; and such reassigned Ineligible Receivables shall be treated by HRAC as collected in full as of the date on which they were transferred. HRAC shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Bank to effect the conveyance of such Ineligible Receivables and other property pursuant to this subsection.

     Section 6.02. Reassignment of Trust Portfolio. In the event any representation or warranty set forth in Section 4.01(a), (c), (d), (f) or (g) or
Section 4.02(a)(i) is not true and correct in any material respect and as a result of such breach HRAC is required to accept a reassignment of the Receivables previously sold by HRSIFI to HRAC pursuant to Section 6.02 of the Receivables Purchase Agreement between HRAC and the Company, the Bank shall be obligated to accept a reassignment of HRAC's interest in such Receivables on the terms set forth below.

     The Bank shall pay to HRAC by depositing in the Collection Account in immediately available funds, not later than 1:00 P.M. New York City time, on the first Transfer Date following the Due Period in which such reassignment obligation arises, in payment for such reassignment, an amount equal to the amount specified in Section 2.06 of the Transfer and Servicing Agreement. Upon such reassignment of Receivables, HRAC shall automatically and without further action be deemed to sell, transfer, assign, set-over and otherwise convey to the Bank, without recourse, representation or warranty, all the right, title and interest of HRAC in and to such Receivables, all Recoveries related thereto, all monies and amounts due or to become due with respect thereto and all proceeds thereof; and such reassigned Receivables shall be treated by HRAC as collected in full as of the date on which they were transferred. HRAC shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Bank to effect the conveyance of such Receivables and other property pursuant to this subsection.

                                  ARTICLE VII

                              CONDITIONS PRECEDENT

     Section 7.01. Conditions to HRAC's Obligations Regarding Initial Receivables. The obligations of HRAC to purchase the Receivables in the Initial Accounts on the Closing Date shall be subject to the satisfaction of the following conditions:

     (a) All representations and warranties of the Bank and HRSIFI contained in this Agreement shall be true and correct on the Closing Date with the same effect as though such representations and warranties had been made on such date;

     (b) All information concerning the Initial Accounts provided to HRAC, or its designee, shall be true and correct as of the Closing Date in all material respects;

     (c) HRSIFI shall have delivered to HRAC, or its designee, a computer file or microfiche list containing a true and complete list of all Initial Accounts identified by account number and by the Receivables balance as of the Closing Date and (ii) HRSIFI and the Bank substantially performed all other obligations required to be performed by the provisions of this Agreement;

     (d) HRSIFI shall have recorded and filed, at its expense, any financing statement with respect to the Receivables now existing for the transfer of accounts and general intangibles (each as defined in Section 9-106 of the UCC) meeting the requirements of applicable state law in such manner and in such jurisdictions as would be necessary to perfect the sale of and security interest in the Receivables from HRSIFI to HRAC, and shall deliver a file-stamped copy of such financing statements or other evidence of such filings to HRAC, or its designee;

     (e) On or before the Closing Date, (i) the Bank and HRAC shall have entered into a Receivables Purchase Agreement, (ii) HRAC and the Company shall have entered into a Receivables Purchase Agreement (iii) the Company and the Owner Trustee shall have entered into the Trust Agreement (iv) the Company, Household Finance Corporation and the Owner Trustee shall have entered into the Transfer and Servicing Agreement, (iv) the Trust and the Indenture Trustee shall have entered into the Indenture and (vi) the closing under the Transfer and Servicing Agreement and the Indenture shall take place simultaneously with the initial closing hereunder; and

     (f) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to HRAC, and HRAC shall have received from HRSIFI and copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as HRAC may reasonably have requested.

     Section 7.02. Conditions Precedent to the HRSIFI's Obligations. The obligations of HRSIFI to sell Receivables in the Initial Accounts on the Closing Date shall be subject to the satisfaction of the following conditions:

     (a) All representations and warranties of HRAC contained in this Agreement shall be true and correct with the same effect as though such representations and warranties had been made on such date;

     (b) Payment or provision for payment of the Purchase Price in accordance with the provision of Section 3.01 hereof shall have been made; and

     (c) All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to HRSIFI, and HRSIFI shall have received from HRAC copies of all documents (including, without limitation, records of corporate proceedings) relevant to the transactions herein contemplated as HRSIFI may reasonably have requested.

                                  ARTICLE VIII

                         TERM AND PURCHASE TERMINATION

     Section 8.01. Term. This Agreement shall commence as of the date of execution and delivery hereof and shall continue until the earlier of (i) the termination of the Trust as provided in Article VIII of the Trust Agreement or
(ii) such time when all amounts payable under all Receivables purchased under this agreement have been paid out by the Trust.

                                   ARTICLE IX

                            MISCELLANEOUS PROVISIONS

     Section 9.01. Amendment. This Agreement and any Conveyance Papers and the rights and obligations of the parties hereunder and thereunder may not be changed orally, but only by an instrument in writing signed by HRAC, HRSIFI and the Bank in accordance with this Section 9.01. This Agreement may be amended from time to time by HRAC, HRSIFI and the Bank (i) to cure any ambiguity,
(ii) to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, (iii) to add any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, (iv) to change or modify the Purchase Price and (v) to change, modify, delete or add any other obligation of the Bank, HRSIFI or HRAC; provided, however that no amendment pursuant to clause
(v) of this Section 9.01 shall be effective unless the Bank, HRSIFI and HRAC have been notified in writing that the Rating Agency Condition has been satisfied; provided, further, the Bank, HRSIFI and HRAC shall have delivered to the Company, the Owner Trustee and the Indenture Trustee an Officer's Certificate, dated the date of any such action, stating that each of the Bank and HRAC, respectively, reasonably believes that such action will not have an Adverse Effect, unless the Company, the Owner Trustee and the Indenture Trustee shall consent thereto. Any reconveyance executed in accordance with the provisions hereof shall not be considered to be an amendment to this Agreement. A copy of any amendment to this Agreement shall be sent to the Rating Agency.

     Section 9.02. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 9.03. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, return receipt requested, to (a) in the case of the Bank, 1111 Town Center Drive, Las Vegas, Nevada 89134,
Attention: General Counsel, (b) in the case of HRAC, 2700 Sanders Road, Prospect Heights, IL 60070, Attention: General Counsel, (c) HRSIFI , 2700 Sanders Road, Prospect Heights, IL 60070, Attention: Legal Department, (d) in the case of the Owner Trustee, Rodney Square North, 1100 North Market Street, Wilmington,
DE 19890-0001, (e) in the case of the Indenture Trustee, 111 East Wacker Drive, Chicago, Illinois, 60601, Attention: Corporate Trust Department, (f) in the case of the Servicer, Household Finance Corporation, 2700 Sanders Road, Prospect Heights, Illinois 60070, Attention: S.H. Smith, Assistant Treasurer, (g) in the case of Fitch, Fitch, Inc., One State Street Plaza, New York, NY 10004,
Attention: ABS Surveillance,

(h) in the case of Moody's, Moody's Investors Service Inc., 99 Church Street, New York, NY 10007, Attention: ABS Monitoring Group, or (i) in the case of Standard & Poor's, Standard & Poor's Ratings Group, 55 Water Street, New York, NY 10041, Attention: Credit Card ABS; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

     Section 9.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 9.05. Assignment. Notwithstanding anything to the contrary contained herein, other than HRAC's assignment of its rights, title, and interests in, to, and under this Agreement to the Company and the Company's assignment of its rights, title and interest in, to and under this Agreement to the Trust and the Trust's assignment of its rights, title and interests in, to and under this Agreement to the Indenture Trustee for the benefit of the beneficiaries of the Trust, including the Noteholders as contemplated by the Transfer and Servicing Agreement, the Indenture and Section 9.06 hereof, this Agreement and may not be assigned by the parties hereto unless the Bank shall assign its rights, title and interests in, to and under this Agreement to
(a) any successor by merger assuming this Agreement (b) to any affiliate owned directly or indirectly by Household International, Inc. which assumes the obligations of this Agreement or (c) to any entity provided that the Rating Agency has advised HRAC and the Bank that the Rating Agency Condition has been satisfied.

     Section 9.06. Acknowledgement and Agreement of the Bank and HRSIFI. By execution below, each of HRSIFI and the Bank expressly acknowledges and agrees that all of HRAC's right, title, and interest in, to, and under this Agreement, including, without limitation, all of HRAC's right, title, and interest in and to the Receivables purchased pursuant to this Agreement, shall be assigned by HRAC to the Company, and shall be assigned by the Company to the Owner Trustee, and shall be assigned by the Owner Trustee to the Indenture Trustee for the benefit of the beneficiaries of the Trust, including the Noteholders, and each of HRSIFI and the Bank consents to such assignments. Each of HRSIFI and the Bank further agrees that notwithstanding any claim, counterclaim, right of setoff or defense which it may have against HRAC, due to a breach by HRAC of this Agreement or for any other reason, and notwithstanding the bankruptcy of HRAC or any other event whatsoever, each of HRSIFI and the Bank's sole remedy shall be a claim against HRAC for money damages, and then only to the extent of funds received by HRAC pursuant to the Receivables Purchase Agreement between HRAC and the Company, and in no event shall the Bank or HRSIFI assert any claim on or any interest in the Receivables or any proceeds thereof or take any action which would reduce or delay receipt by the Company or the Owner Trustee of collections with respect to the Receivables. Additionally, the Bank agrees for the benefit of the Noteholders that any amounts payable by the Bank to HRAC hereunder which are to be paid by HRAC to the Company then paid by the Company to the Owner Trustee and pledged to the Indenture Trustee for the benefit of the Noteholders shall be paid by the Bank, on behalf of HRAC, directly to the Company. Additionally, the Bank agrees for the benefit of the Noteholders that any amounts payable by the Bank to HRAC hereunder which are to be paid by HRAC to the Company then paid by the Company to the Owner Trustee and pledged to the

Indenture Trustee for the benefit of the Noteholders shall be paid by the Bank, on behalf of HRAC, directly to the Company. Additionally, HRSIFI agrees for the benefit of the Noteholders that any amounts payable by HRSIFI to HRAC hereunder which are to be paid by HRAC to the Company then paid by the Company to the Owner Trustee and pledged to the Indenture Trustee for the benefit of the Noteholders shall be paid by HRSIFI, on behalf of HRAC, directly to the Company.

     Section 9.07. Further Assurances. HRAC and the Bank agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other party, the Company, the Owner Trustee or the Indenture Trustee more fully to effect the purposes of this Agreement, and the Transfer and Servicing Agreement, including, without limitation, the execution of any financing statements or continuation statements or equivalent documents relating to the Receivables for filing under the provisions of the UCC or other law of any applicable jurisdiction.

     Section 9.08. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of HRAC , HRSIFI or the Bank, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. Subject to Section 9.06, the rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

     Section 9.09. Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

     Section 9.10. Binding; Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Company, the Owner Trustee and the Indenture Trustee shall be considered third-party beneficiaries of this Agreement.

     Section 9.11. Merger and Integration. Except as specifically stated otherwise herein, this Agreement set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     Section 9.12. Headings. The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

     Section 9.13. Schedules and Exhibits. The schedules and exhibits attached hereto and referred to herein shall constitute a part of this Agreement and are incorporated into this Agreement for all purposes.

     Section 9.14. Survival of Representations and Warranties. All representations, warranties and agreements contained in this Agreement, shall remain operative and in full force and effect and shall survive conveyance of the Receivables by HRSIFI to HRAC and thereafter to the Company pursuant to the Receivables Purchase Agreement between HRAC and the Company, and thereafter by the Company to the Trust pursuant to the Transfer and Servicing Agreement and by the Trust and the Indenture Trustee pursuant to the Indenture.

     Section 9.15. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, each of the HRSIFI and the Bank shall not, prior to the date which is one year and one day after the termination of this Agreement, acquiesce, petition or otherwise invoke or cause HRAC to invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against HRAC under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of HRAC or any substantial part of its property or ordering the winding-up or liquidation or the affairs of HRAC.

     IN WITNESS WHEREOF, HRSIFI, HRAC and the Bank have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                       HRSI FUNDING, INC.



                                       By: _____________________________________
                                           Name:
                                           Title:


                                       HOUSEHOLD BANK (SB), N.A.



                                       By: _____________________________________
                                           Name:
                                           Title:



                                       HOUSEHOLD RECEIVABLES ACQUISITION COMPANY



                                       By: _____________________________________
                                           Name:
                                           Title:

                                                                      Schedule I




                                LIST OF ACCOUNTS


        COMPUTER FILES CONTAINING ACCOUNT INFORMATION DELIVERED TO HRAC
                         ARE INCORPORATED BY REFERENCE


                                      I-1